Exhibit 10.3

EXECUTION VERSION

OMNIBUS AMENDMENT

This OMNIBUS AMENDMENT, dated as of July 19, 2024 (this “Amendment”), is:

(i)

SECOND AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT, among GRAY AR, LLC, a Delaware limited liability company, as seller (the “Seller”); GRAY TELEVISION, INC., a Georgia corporation, in its individual capacity (“Gray”) and as initial Master Servicer (in such capacity, the “Master Servicer”); BANK OF AMERICA, N.A. (“BofA”), as a Purchaser; TRUIST BANK (“Truist”), as a Purchaser; REGIONS BANK (“Regions”), as a Purchaser; and WELLS FARGO BANK, N.A. (“Wells”), as Administrative Agent (the “Administrative Agent”) and as a Purchaser; and

(ii)	FIRST AMENDMENT TO RECEIVABLES SALE AGREEMENT, among the Seller, as buyer, the Originator (the “Originator”) party to the Sale Agreement (as defined below) and the Master Servicer.

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement or the Sale Agreement, as applicable.

BACKGROUND

A.         The Seller, the Master Servicer, BofA, Truist, Regions and Wells have entered into a Receivables Purchase Agreement, dated as of February 23, 2023 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).

B.          The Seller, as buyer, the Master Servicer and the Originator have entered into a Receivables Sale Agreement, dated as of February 23, 2023 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Sale Agreement”; together with the Receivables Purchase Agreement, each an “Agreement” and collectively, the “Agreements”).

C.         Effective on July 1, 2024, Gray Media Group, Inc., a Delaware corporation (“Gray Media”) changed its name (such change, the “Gray Name Change”) from “Gray Media Group, Inc.” to “Gray Local Media, Inc.”.

D.         The parties hereto desire to amend the Agreements as set forth herein.

NOW THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.    Amendment to the Receivables Purchase Agreement. The definition of “Gray Media” set forth in Section 1.01 of the Receivables Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Gray Media” means Gray Local Media, Inc., a Delaware corporation.

SECTION 2.    Amendment to Sale Agreement. The Sale Agreement is hereby amended to incorporate the changes shown on the marked pages of the Sale Agreement attached hereto as Exhibit A.

SECTION 3.    Notice; Limited Consents.

(a)    Notice of the Gray Name Change. The Originator hereby provides notice of the occurrence of the Gray Name Change, effective as of July 1, 2024, and requests that each of the other parties hereto hereby acknowledges and consents to the Gray Name Change effective as of July 1, 2024.

(b)    Limited Consent. Subject to the terms and conditions of this Amendment, including the accuracy of each of the representations and warranties set forth herein, each of the parties hereto hereby: (i) acknowledges the receipt of the notice set forth in clause (a) above, (ii) consents to the occurrence of the Gray Name Change and (iii) waives any notice or consent requirement with respect to the Gray Media Name Change set forth in the Agreements or in any other Transaction Document, as a prerequisite or condition precedent to the effectiveness of the Gray Name Change, including the requirement to (x) provide thirty (30) days prior written notice of any change in the Originator’s name as set forth in Section 6.1(b)(v) of the Sale Agreement and Section 8.02(c)(v) of the Receivables Purchase Agreement and (y) obtain prior written consent from the Administrative Agent and the Majority Purchasers to make any change in the Originator’s name as set forth in Section 6.1(i) of the Sale Agreement.

(c)    General Limitations. The foregoing consent shall be strictly limited to its terms. Consistent with the foregoing, nothing contained herein shall be deemed to be a consent to any party to the Transaction Documents failing to perform its obligations under the Agreements or any other Transaction Documents other than solely to the extent set forth above. Notwithstanding anything to the contrary herein, in any Agreement or any other Transaction Documents, by executing this Amendment, no party hereto is now waiving or consenting to, nor has it agreed to waive or consent to in the future (i) the modification or breach of any provision of the Agreements or any other Transaction Documents, other than as expressly set forth in clause (b) above, (ii) any Event of Termination, Purchase and Sale Termination Event, Unmatured Event of Termination or Unmatured Purchase and Sale Event under the Agreements or the other Transaction Documents (whether presently or subsequently existing or arising), other than as expressly set forth in clause (b) above or (iii) any rights, powers or remedies presently or subsequently available to any of the parties hereto or any other Person against the Originator, the Buyer, the Seller or the Master Servicer under the Agreements, any of the other Transaction Documents, applicable law or otherwise, relating to any matter other than solely to the extent expressly consented to herein, each of which rights, powers or remedies is hereby specifically and expressly reserved and continue.

SECTION 4.    Representations and Warranties of the Seller, the Buyer, the Originator and the Master Servicer. The Seller, the Buyer, the Originator and the Master Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

(a)    Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by it in the Agreements and each of the other Transaction Documents to which it is a party are true and correct in all material respects on and as of the date hereof as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date.

(b)    Power and Authority; Due Authorization. It (i) has all necessary corporate or limited liability company power and authority, as applicable to (A) execute and deliver this Amendment and (B) perform its obligations under this Amendment, each Agreement (as amended by this Amendment) and the other Transaction Documents to which it is a party and (ii) has duly authorized by all necessary corporate or limited liability company action, as applicable, the execution, delivery and performance of, and the consummation of the transactions provided for in, this Amendment, each Agreement (as amended by this Amendment) and the other Transaction Documents to which it is a party.

(c)    No Conflict or Violation. The execution and delivery of this Amendment by it and the performance of the transactions contemplated by this Amendment, each Agreement (as amended by this Amendment) and the other Transaction Documents and the fulfillment of the terms of this Amendment, each Agreement (as amended by this Amendment) and the other Transaction Documents by it will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, its organizational documents, (ii) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Operating Agreement, or any indenture, sale agreement, credit agreement (including the Gray Credit Agreement), loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it or any of its property is bound, which could reasonably be expected to have a Material Adverse Effect, (iii) result in the creation or imposition of any Adverse Claim (other than any Permitted Adverse Claim) upon any of the Receivables, Related Rights, Sold Assets or Seller Collateral pursuant to the terms of any such indenture, credit agreement (including the Gray Credit Agreement), loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument, other than this Amendment, each Agreement (as amended by this Amendment) and the other Transaction Documents or (iv) conflict with or violate any Communications Law or any other material Applicable Law respecting the Seller, the Buyer, the Master Servicer, the Originator or any other Gray Party.

(d)    No Event of Termination. Immediately after giving effect to this Amendment, no Event of Termination, Purchase and Sale Termination Event, Unmatured Event of Termination or Unmatured Purchase and Sale Termination Event has occurred and is continuing, and no Event of Termination, Purchase and Sale Termination Event, Unmatured Event of Termination or Unmatured Purchase and Sale Termination Event would result from this Amendment or the transactions contemplated hereby.

(e)    Capital Coverage Deficit. No Capital Coverage Deficit exists or would exist immediately after giving effect to this Amendment or the transactions contemplated hereby.

(f)    Termination Date. The Termination Date has not occurred.

SECTION 5.    Effect of Amendment; Ratification. All provisions of the Receivables Purchase Agreement, the Sale Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, (i) all references in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, and all references in any other Transaction Document to “the Receivables Purchase Agreement”, “thereof”, “therein”, or in each case words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment and (ii) all references in the Sale Agreement to “this Receivables Sale Agreement”, “this Agreement”, “hereof”, “herein”, and all references in any other Transaction Document to “the Receivables Sale Agreement”, “thereof”, “therein”, or in each case words of similar effect referring to the Sale Agreement shall be deemed to be references to the Sale Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement or the Sale Agreement, as applicable, other than as set forth herein. The Receivables Purchase Agreement and the Sale Agreement, as amended by this Amendment, are hereby ratified and confirmed in all respects.

SECTION 6.    Effectiveness. This Amendment shall become effective as of the date hereof, subject to the conditions precedent that the Administrative Agent shall have received each of the following:

(a)    counterparts to this Amendment executed by each of the parties hereto;

(b)    a certificate of an officer of Gray Media, in form and substance reasonably satisfactory to the Administrative Agent, certifying the names and true signatures of the officers authorized on its behalf to sign this Amendment and the other Transaction Documents; and

(c)    a copy of a search report by a national recognized search firm listing all financing statements that name “Gray Local Media, Inc.” as a debtor and that are filed in the State of Delaware, together with all copies of such financing statements.

SECTION 7.    Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8.    Transaction Document. This Amendment shall be a “Transaction Document” for purposes of the Receivables Purchase Agreement and each other Transaction Document.

SECTION 9.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by electronic means shall be equally effective as delivery of an originally executed counterpart. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Amendment, any other Transaction Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Amendment or any other Transaction Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 10.    GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

SECTION 11.    CONSENT TO JURISDICTION.

(a)         EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b)         EACH OF THE SELLER, THE BUYER, THE ORIGINATOR AND THE MASTER SERVICER CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN THE RECEIVABLES PURCHASE AGREEMENT OR THE SALE AGREEMENT, AS APPLICABLE. NOTHING IN THIS SECTION 11 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER PURCHASER PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 12.    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.

SECTION 13.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

SECTION 14.    Reaffirmation of the Performance Guarantee. The Performance Guarantor hereby consents to this Amendment.  Immediately after giving effect to this Amendment, all provisions of the Performance Guarantee shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guarantee and acknowledges that the Performance Guarantee has continued and shall continue in full force and effect in accordance with its terms.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GRAY AR, LLC By: /s/ Jeffrey R. Gignac Name: Jeffrey R. Gignac Title: Vice President and Treasurer

GRAY TELEVISION, INC., as the Master Servicer and as Performance Guarantor By: /s/ Jeffrey R. Gignac Name: Jeffrey R. Gignac Title: Executive Vice President, Chief Financial Officer

GRAY LOCAL MEDIA, INC., as the Originator By: /s/ Jeffrey R. Gignac Name: Jeffrey R. Gignac Title: Executive Vice President, Chief Financial Officer

Omnibus Amendment (Wells/Gray TV)

WELLS FARGO BANK, N.A., as Administrative Agent By: /s/ Taylor Cloud Name: Taylor Cloud Title: Executive Director

WELLS FARGO BANK, N.A., as a Purchaser By: /s/ Taylor Cloud Name: Taylor Cloud Title: Executive Director

Omnibus Amendment (Wells/Gray TV)

BANK OF AMERICA, N.A., as a Purchaser By: /s/ Ross Glynn Name: Ross Glynn Title: Senior Vice President

Omnibus Amendment (Wells/Gray TV)

TRUIST BANK, as a Purchaser By: /s/ Paul Cornely Name: Paul Cornely Title: Vice President

Omnibus Amendment (Wells/Gray TV)

REGIONS BANK, as a Purchaser By: /s/ Mimi Bulow Name: Mimi Bulow Title: Assistant Vice President

Omnibus Amendment (Wells/Gray TV)

EXHIBIT A
Amendments to Sale Agreement

(Attached)

~~EXECUTION VERSION~~EXHIBIT A TO AMENDMENT 1, DATED JULY 19, 2024

RECEIVABLES SALE AGREEMENT

Dated as of February 23, 2023

among

VARIOUS ENTITIES LISTED ON SCHEDULE I HERETO,

as Originators,

GRAY TELEVISION, INC.,

as Master Servicer,

and

GRAY AR, LLC,

as Buyer

THIS RECEIVABLES SALE AGREEMENT, dated as of February 23, 2023 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is entered into among the VARIOUS ENTITIES LISTED ON SCHEDULE I HERETO (the “Originators” and each, an “Originator”), GRAY TELEVISION, INC., a Georgia corporation, as initial Master Servicer (as defined below) (“Gray”), and GRAY AR, LLC, a Delaware limited liability company (the “Buyer”).

DEFINITIONS

Unless otherwise indicated herein, capitalized terms used and not otherwise defined in this Agreement are defined in Article I of the Receivables Purchase Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), among the Buyer, as seller, Gray, as initial Master Servicer (in such capacity, the “Master Servicer”), the Persons from time to time party thereto as Purchasers and Wells Fargo Bank, N.A., as Administrative Agent. All references hereto to months are to calendar months unless otherwise expressly indicated. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. Unless the context otherwise requires, “or” means “and/or,” and “including” (and with correlative meaning “include” and “includes”) means including without limiting the generality of any description preceding such term. Unless the context otherwise requires, the following terms have the meanings indicated below:

“Holder” has the meaning given in Exhibit B.

“Senior Interest Holders” has the meaning given in Exhibit B.

“Senior Interests” has the meaning given in Exhibit B.

“Subordinated Note” has the meaning given in Section 3.1(b).

“Subordination Provisions” has the meaning given in the Subordinated Note.

RECITALS

WHEREAS, the Buyer is a special purpose limited liability company, all of the issued and outstanding membership interests of which are owned by Gray Local Media ~~Group~~, Inc., a Delaware corporation (the “Contributing Originator”);

WHEREAS, the Originators generate Receivables in the ordinary course of their businesses;

WHEREAS, the Originators wish to sell and/or, in the case of the Contributing Originator, contribute Receivables and the Related Rights to the Buyer, and the Buyer is willing to purchase and/or accept such Receivables and the Related Rights from the Originators, on the terms and subject to the conditions set forth herein;

Receivables Sale Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

BUYER:

GRAY AR, LLC

By:_______________________________________

Name:

Title:

MASTER SERVICER:

GRAY TELEVISION, INC.

By:_______________________________________

Name:

Title:

ORIGINATORS:

GRAY LOCAL MEDIA ~~GROUP~~, INC.

By:_______________________________________

Name:

Title:

Receivables Sale Agreement
S-1

Schedule I

LIST AND LOCATION OF EACH ORIGINATOR

Originator	Jurisdiction of Incorporation	Chief Executive Office(s)
Gray Local Media ~~Group~~, Inc.	Delaware	4370 Peachtree Road, NE Atlanta, GA 30319 Dekalb County, GA (current)
201 Monroe Street 20th Floor Montgomery, AL 36104 (previous)

Receivables Sale Agreement
Schedule I-1

Schedule II

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
Gray Local Media ~~Group~~, Inc.

4370 Peachtree Road, NE

Atlanta, GA 30319

201 Monroe Street, 20th Floor,

Montgomery, AL 36104

445 Dexter Avenue, Suite 7000

Montgomery, AL  36104

1801 Halstead Boulevard

Tallahassee, FL 32309

501 Hampshire Street

Quincy, IL 62301

Receivables Sale Agreement
Schedule II-1

Schedule III

PRIOR LEGAL NAMES

Gray Local Media ~~Group~~, Inc.

Gray Local Media ~~Group~~, Inc. changed its name from “Raycom Media, Inc.” to “Gray Media Group, Inc.” on January 31, 2019.

Gray Local Media, Inc. changed its name from “Gray Media Group, Inc.” to “Gray Local Media, Inc.” on July 1, 2024.

TRADE NAMES

Gray Local Media ~~Group~~, Inc.

None

Receivables Sale Agreement
Schedule III-1

Schedule IV

NOTICE ADDRESSES

If to Gray Local Media ~~Group~~, Inc.:

Gray Local Media ~~Group~~, Inc.

4370 Peachtree Road, N.E.

Atlanta, Georgia 30319

Attention: ~~James C. Ryan~~Jeffrey R. Gignac

Telephone: (404) 504-9828

Telecopy: (404) 261-9607

Email: ~~Jim.Ryan@gray~~Jeff.Gignac@graymedia.~~tv~~com

with a copy to:

Gray Local Media ~~Group~~, Inc.

4370 Peachtree Road, N.E.

Atlanta, Georgia 30319

Attention: General Counsel

Telecopy:

Email: legalnotices@~~Gray.tv~~graymedia.com

Jones Day

1221 Peachtree Street, N.E., Suite 400

Atlanta, Georgia 30361

Attention: Todd Roach

Telephone: (404) 581-8274

Telecopy: (404) 581-8003

Email: troach@jonesday.com

If to the Buyer:

c/o Gray Local Media ~~Group~~, Inc.

4370 Peachtree Road, N.E.

Atlanta, Georgia 30319

Attention: ~~James C. Ryan~~Jeffrey R. Gignac

Telephone: (404) 504-9828

Telecopy: (404) 261-9607

Email: ~~Jim.Ryan@gray~~Jeff.Gignac@graymedia.~~tv~~com

with a copy to:

c/o Gray Local Media ~~Group~~, Inc.

4370 Peachtree Road, N.E.

Atlanta, Georgia 30319

Attention: General Counsel

~~Telecopy:~~

Email: legalnotices@~~Gray.tv~~graymedia.com

Jones Day

1221 Peachtree Street, N.E., Suite 400

Atlanta, Georgia 30361

Attention: Todd Roach

Telephone: (404) 581-8274

Telecopy: (404) 581-8003

Email: troach@jonesday.com

If to the Master Servicer:

Gray Television, Inc.

4370 Peachtree Road, N.E.

Atlanta, Georgia 30319

Attention: ~~James C. Ryan~~Jeffrey R. Gignac

Telephone: (404) 504-9828

Telecopy: (404) 261-9607

Email: ~~Jim.Ryan@gray~~Jeff.Gignac@graymedia.~~tv~~com

with a copy to:

Gray Television, Inc.

4370 Peachtree Road, N.E.

Atlanta, Georgia 30319

Attention: General Counsel

~~Telecopy:~~

Email: ~~legalnotices@Gray.tv~~legalnotices@graymedia.com

Jones Day

1221 Peachtree Street, N.E., Suite 400

Atlanta, Georgia 30361

Attention: Todd Roach

Telephone: (404) 581-8274

Telecopy: (404) 581-8003

Email: troach@jonesday.com